UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2012

OCZ TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34650	04-3651093
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6373 San Ignacio Avenue

San Jose, California  95119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 733-8400

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (     see       General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 1, 2012, OCZ Technology Group, Inc. (“OCZ”) issued a press release announcing its financial results for the three and twelve months ended February 29, 2012.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained herein, including the exhibits attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K.  Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

A list of exhibits filed herewith is contained on the Exhibit Index which immediately follows the signature page of this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCZ TECHNOLOGY GROUP, INC.

By:	/S/ Arthur F. Knapp, Jr.
Arthur F. Knapp, Jr.
Chief Financial Officer

Date:	May 1, 2012

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release issued by OCZ Technology Group, Inc. dated May 1, 2012 (announcing OCZ Technology Group, Inc.’s earnings).